Financial instruments - financial and other risks (Tables)	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Fair values and carrying values of financial liabilities
The fair values and carrying values of our financial instruments at December 31, 2025 and 2024 are shown in the table below.
Categories of Financial Instruments

	As of December 31, 2025		As of December 31, 2024
In thousands of U.S. dollars	Fair value	Carrying Value	Fair value	Carrying Value
Financial assets
Cash and cash equivalents (1)	$751,955	$751,955	$332,580	$332,580
Financial assets measured at fair value through profit or loss (2)	—	—	74,157	74,157
Accounts receivable (3)	180,801	180,801	150,183	150,183
Working capital contributions to Scorpio Pools (4)	39,644	39,644	45,761	45,761

Financial liabilities
Accounts payable (5)	$34,029	$34,029	$32,213	$32,213
Accrued expenses and other current liabilities (5)	65,609	65,609	73,591	73,591
Secured bank loans (6)	402,997	402,997	718,514	718,514
Sale and leaseback liability (7)	19,121	19,121	73,283	73,283
Unsecured Senior Notes Due 2025 (8)	—	—	70,938	70,571
Unsecured Senior Notes Due 2030 (9)	204,200	200,000	—	—
(1)     Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities.
(2)     The carrying value of our investment in DHT equaled its fair value, as this investment is accounted for at fair value through profit or loss under IFRS 9. Fair value is determined by the closing price of the common shares on the balance sheet date. The fair value of this investment is considered a Level 1 fair value measurement item as its common stock is traded on an active market (the New York Stock Exchange) under the symbol "DHT". As a result of the sale of our remaining common shares of DHT, as of December 31, 2025, we no longer had an ownership position in DHT.
(3)     We consider that the carrying amount of accounts receivable approximate their fair value due to the relative short maturity of these instruments.
(4)    Non-current working capital contributions to the Scorpio Pools are repaid, without interest, upon a vessel’s exit from the pool. For all owned vessels, excluding those under long-term time charters and those classified as held for sale, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets. We consider that their carrying values approximate fair value given that the amounts due are contractually fixed based on the terms of each pool agreement.
(5)    We consider that the carrying amounts of accounts payable and accrued expenses approximate the fair value due to the relative short maturity of these instruments.
(6)     The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates and the credit risk of the Company has remained stable. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $6.2 million and $14.5 million of unamortized deferred financing fees as of December 31, 2025 and 2024, respectively.
(7)    The carrying value of our obligations due under sale and leaseback arrangements are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates and the credit risk of the Company has remained stable. We did not have any fixed rate sale leaseback arrangements outstanding as of December 31, 2025 or 2024. Accordingly, we consider their fair value to be a Level 2 measurement. The amounts in the table above are shown net of $0.1 million and $0.9 million of unamortized deferred financing fees as of December 31, 2025 and 2024, respectively.
(8)    The carrying value of our Unsecured Senior Notes Due 2025, which were redeemed in February 2025, shown in the table above is their fair value. The Unsecured Senior Notes Due 2025 are shown net of $0.4 million of deferred financing fees and a nominal amount of unamortized discount on our consolidated balance sheet as of December 31, 2024. Our Unsecured Senior Notes Due 2025 were quoted on the NYSE under the symbol 'SBBA'. We considered their fair value to be a Level 1 measurement due to their quotation on an active exchange.
(9)    The carrying value of our Unsecured Senior Notes Due 2030, which mature in January 2030, shown in the table above is their face value. The Unsecured Senior Notes Due 2030 are shown net of $2.9 million of deferred financing fees on the consolidated balance sheet as of December 31, 2025. Our Unsecured Senior Notes Due 2030 are listed on the Euronext Oslo Børs (Oslo Stock Exchange) under the symbol 'SCTI01'. However, we do not consider this to be an active market and therefore we also consider other external sources of observable information to estimate fair value. It is on this basis that we consider market information, benchmark curve, and other relevant data, which is all considered observable, placing these assets in Level 2.

Contractual maturity of secured and unsecured credit facilities
The following table details our remaining contractual maturity for our secured and unsecured credit facilities, and sale and leaseback liabilities. The amounts represent the future undiscounted cash flows of the financial liability based on the earliest date on which we can be required to pay. The table includes both interest and principal cash flows.
As the interest cash flows are not fixed, the interest amount included has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the reporting date.

	As of December 31,
In thousands of U.S. dollars	2025	2024
Less than 1 month	$9,495	$14,636
1-3 months	24,767	18,942
3 months to 1 year	28,598	155,013
1-3 years	479,762	307,185
3-5 years	226,520	521,723
5+ years	1,167	25,891
Total	$770,309	$1,043,390